SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) December 1, 2003

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                         VITAL HEALTH TECHNOLOGIES, INC.
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               (Exact name of Registrant as Specified in Charter)


             Minnesota               000-15243          41-16181861
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      (State of Other Jurisdiction   (Commission       (IRS Employer
        of Incorporation)             File Number)      Identification No.)

                       9454 Wilshire Boulevard, Suite 600
                         Beverly Hills, California 90212
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                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code: 310-278-3108

                 855 Village Center Drive, North Oaks, MN 55127
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          (Former Name or Former Address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 1, 2003, Royal Caribbean Hotels Limited ("Seller") entered into an Asset Sale Agreement ("Agreement") with Caribbean American Health Resorts (Barbados) Inc. ("Purchaser"), a wholly owned subsidiary of Vital Health Technologies, Inc. ("Registrant") regarding the sale of certain real estate properties located in Christ Church parish, Barbados ("Acquired Assets") to Purchaser in exchange for $1,000,000 (U.S.) cash and 2,500,000 shares of Registrant's restricted common stock valued at $4,000,000 (U.S.). The transaction closed on December 1, 2003. The cash portion of the purchase price was obtained by a $1,000,000 (U.S.) one year loan from Sonsai Corporation of Tortola Islands, B.V.I, to the Purchaser at a 12% simple annual interest, payable monthly, principal all due at end of the term, secured by the properties.

Halton Martin is the Chief Executive Officer and majority shareholder of the Registrant, which is the parent of Caribbean American Health Resorts (Barbados) Inc. and he is also a majority shareholder of the Seller. However, this transaction, of which the purchase price was arrived at through negotiation between the Seller and the Registrant, is deemed to be an arms length transaction supported by bona fide appraisals and valuations of the assets agreed to be sold and purchased using current market values.

The foregoing summary of the terms of the Asset Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset sale Agreement, a copy of which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impractical to provide financial statements related to the transactions described herein at the time. If required, such financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current Report.

         (b) Pro Forma Financial Information. If required, such pro forma financial statements will be filed within sixty (60) days of the latest required date of the filing of this Form 8-K Current Report.

         (c) Exhibits.

          10.1 Asset Sale Agreement dated as of December 1, 2003 between Royal Caribbean Hotels Limited and Registrant's subsidiary, Caribbean American Health Resorts (Barbados), Inc.

THE REGISTRANT UNDERTAKES TO FURNISH SUPPLEMENTALLY TO THE COMMISSION UPON REQUEST A COPY OF ANY EXHIBIT OR SCHEDULE TO THE ASSET SALE AGREEMENT.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VITAL HEALTH TECHNOLOGIES, INC.

Date:    December 12, 2003                   By:  /s/ Halton Martin
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                                             Name: Halton Martin
                                             Title: Chief Executive Officer






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